                                                                   EXHIBIT 11(b)

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Old Mutual South Africa Equity Trust:

We consent to the use of our report, dated July 25, 1997, incorporated herein by reference and to the reference to our firm under the heading "Independent Accountants" in Part B of the registration statement.



                                   KPMG Peat Marwick

Chartered Accountants
Hamilton, Bermuda
September 25, 1997